© 2026 Kelly Services, Inc. All rights reserved Q3 2026 November 5, 2026 Exhibit 99.2

© 2026 Kelly Services, Inc. All rights reserved | Financials 2

Third-Quarter 2026 Takeaways

Q3 reported revenue down 0.8% year-over-year. Underlying revenue grew 2.3%[1] in the quarter and the overall year-over-year revenue decline improved 500 basis points (bps) versus the prior quarter reflecting improvements across the portfolio and reduced discrete impacts

- Excluding the discrete impacts[1], underlying demand showed year-over-year growth in ETM Staffing and Talent Solutions and Science and Engineering specialties within SET, while most other major specialty areas across Kelly showed improvement in their year-over-year performance versus Q2

Q3 operating earnings of $0.6 million or $6.1 million on an adjusted basis; Adjusted EBITDA margin[2] of 2.3% expanded 50 bps versus the prior year quarter reflecting gross profit margin improvement and SG&A discipline

- Gross profit rate improved 20 bps on a year-over-year basis and improved 60 bps versus Q2
- Reported SG&A declined 0.4% year-over-year; adjusted SG&A excluding depreciation and amortization declined 2.5% versus the prior year
- Adjusted EBITDA of $21.3 million grew 29.1% year-over-year

Technology modernization supports growth initiatives and structural and volume-related expense optimizations

- Successfully launched enterprise-scale middle- and back-office platform along with Workday Human Capital Management for internal employees
- New technology leadership in place to advance modernization and AI innovation across the enterprise
- Expanding and scaling AI use cases and other initiatives are on track to enable more rapid innovation and operating efficiency

Accelerating focus on profitable growth through our refreshed branding and integrated "One Kelly" framework led by the Growth Office

- Refreshed branding launched as part of Kelly's 80-year anniversary, consolidating 21 brands, including legacy acquisition brands, into 10 brands aligned around the Kelly master brand
- Further enhancing our go-to-market approach across the enterprise to strengthen large account management, expand wallet share with existing clients, and better support new customer acquisition

Refer to the last slide for footnotes.

Kelly

© 2026 Kelly Services, Inc. All rights reserved | 3

4 New Brand Architecture Education Business Unit (Not external facing brands) Science, Engineering, & Technology Enterprise Talent Management Specialty Division Brands Master Brand © 2026 Kelly Services, Inc. All rights reserved | 4

Third - Quarter 2026 Financial Summary © 2026 Kelly Services, Inc. All rights reserved | 5 Refer to the last slide for footnotes. Results Revenue $0.9B Gross Profit Rate 21.0% 20 bps Earnings from Operations $0.6M Adjusted Earnings from Operations (2) $6.1M 41.9% Diluted Loss per Share ($0.05) $4.21 Adjusted Earnings per Share (2) $0.07 ($0.10) Adjusted EBITDA (2) $21.3M 29.1% Adjusted EBITDA Margin (2) 2.3% 50 bps Year-Over-Year Change (0.8%) NM

September Year - to- Date 2026 Financial Summary © 2026 Kelly Services, Inc. All rights reserved | 6 Refer to the last slide for footnotes. Results Revenue $3.0B Gross Profit Rate 20.1% (40) bps Earnings from Operations $11.6M Adjusted Earnings from Operations (2) $29.5M (42.2%) Diluted Earnings per Share $0.10 $3.66 Adjusted Earnings per Share (2) $0.46 ($0.64) Adjusted EBITDA (2) $68.2M Adjusted EBITDA Margin (2) 2.3% (50) bps (22.9%) Year-Over-Year Change (6.1%) NM

Revenue Growth Trends Overall and by Segment © 2026 Kelly Services, Inc. All rights reserved | 7 Refer to the last slide for footnotes. Reported Q3 2025 Reported Q4 2025 Reported Q1 2026 Reported Q2 2026 Reported Q3 2026 Total (9.9%) (11.9%) (10.7%) (5.8%) (0.8%) Excluding discrete impacts (1) (2.0%) (3.9%) (3.3%) (0.6%) 2.3% Enterprise Talent Management (3) (12.8%) (18.3%) (13.2%) (6.0%) 2.4% Excluding discrete impacts (1) (2.1%) (5.3%) (0.4%) 3.1% 7.7% Science, Engineering & Technology (3) (9.6%) (11.9%) (11.6%) (6.1%) (2.0%) Excluding discrete impacts (1) (3.4%) (5.3%) (6.0%) (3.0%) (0.8%) Education 0.9% 1.3% (4.8%) (4.4%) (6.4%)

Third - Quarter 2026 Revenue and Gross Profit Mix © 2026 Kelly Services, Inc. All rights reserved | 8 Revenue Mix by Service Type Revenue Mix by Segment (3) Gross Profit Mix by Segment (3) 45% 14% 25% 15% 1% 2026 47% 15% 23% 14% 1% 2025 ETM 52% SET 33% EDU 15% 2025 ETM 53% SET 33% EDU 14% 2026 ETM 50% SET 40% EDU 10% 2025 ETM 51% SET 39% EDU 10% 2026 Service Type Legend Temporary Staffing Education Staffing Outcome - Based Solutions Talent Solutions Perm Placement Solutions Refer to the last slide for footnotes.

© 2026 Kelly Services, Inc. All rights reserved | 9 • GP rate increased primarily due to higher permanent placement fees and lower employee - related costs, partially offset by changes in business mix Third - Quarter 2026 Gross Profit Rate

© 2026 Kelly Services, Inc. All rights reserved | 10 • Integration and realignment costs related to the integration of MRP and other prior acquisitions and further aligning process es and technology across the Company increased as we continue to execute on initiatives • Depreciation & amortization increased primarily due to accelerated amortization on certain finite - lived intangible assets, related to our branding initiative • Employee - related costs decreased due to lower performance - based incentive compensation and salary - related costs as a result of management’s efforts to drive structural efficiencies and align resource levels with volume Third - Quarter 2026 SG&A $ in millions Refer to the last slide for footnotes.

© 2026 Kelly Services, Inc. All rights reserved | 11 • Combined borrowing capacity of $400 million on our U.S. revolving credit ($150 million) and securitization ($250 million) fac ilities • Borrowings are amounts outstanding on our U.S. credit facilities • Standby letters of credit (“SBLC”) represent amounts outstanding related to workers’ compensation Third - Quarter 2026 Liquidity $ in millions

© 2026 Kelly Services, Inc. All rights reserved | 12 Q4 and Full Year 2026 Outlook – Q4 expectations for revenue growth and adjusted EBITDA margin have been adjusted relative to our prior view largely due to the delayed return to growth in our Education business and the near - term incremental demand pressure from one discrete ETM customer. Full year expectations remain consistent to the initial full year expectations announced in February. Fourth Quarter of 2026 – Expect revenue to be flat to up 1% on a year - over - year basis and adjusted EBITDA margin expansion of 180 to 200 bps year - over - year to a resulting margin of 3.8% to 4.0% • Outlook includes the impact of an extra fiscal week in the fourth quarter, which benefits revenue growth by approximately 3 points , but negatively impacts adjusted EBITDA Full Year 2026 – On a full year basis, expect a mid - single digit total revenue decline and adjusted EBITDA margin of 2.6% to 2.7%, reflecting a flat to 10 bps year - over - year improvement 2026 Outlook Our 2026 Outlook assumes no material change in the macroeconomic environment. Through our ongoing focus on growth and efficiency, we are well prepared to navigate the evolving macroeconomic environment and capitalize on improving demand trends.

© 2026 Kelly Services, Inc. All rights reserved | Presentation Disclosures 13

© 2026 Kelly Services, Inc. All rights reserved | 14 This presentation contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties . These statements are made under the “safe harbor” provisions of the U.S . Private Securities Litigation Reform Act of 1995 . Statements that are not historical facts, including statements about Kelly’s financial expectations, are forward - looking statements . Factors that could cause actual results to differ materially from those contained in this release include, but are not limited to, (i) changing market and economic conditions, (ii) disruption in the labor market and weakened demand for human capital resulting from technological advances, competitive pressures and pricing, loss of large corporate customers and government contractor requirements, (iii) the impact of laws and regulations (including federal, state and international tax laws), (iv) unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, (v) litigation and other legal liabilities (including tax liabilities) in excess of our estimates, (vi) our ability to achieve our business’s anticipated growth strategies, (vii) our future business development, results of operations and financial condition, (viii) damage to our brands, (ix) dependence on third parties for the execution of critical functions, (x) conducting business in foreign countries, including foreign currency fluctuations, (xi) availability of temporary workers with appropriate skills required by customers, (xii) cyberattacks or other breaches of network or information technology security, and (xiii) other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission . In some cases, forward - looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “anticipate,” “target,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions . All information provided in this presentation is as of the date of this presentation and we undertake no obligation to update any forward - looking statement, whether as a result of new information, future events, or otherwise, except as required by law . Safe Harbor Statement

© 2026 Kelly Services, Inc. All rights reserved | 15 Management uses adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance . Our calculation of adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements . Management has not provided a reconciliation of forward - looking adjusted EBITDA margin to the most directly comparable GAAP measure because certain reconciling items, as noted below, cannot be predicted or estimated without unreasonable efforts . These items could be material to the Company’s GAAP results . Management believes that the non - GAAP (U .S . Generally Accepted Accounting Principles) information excluding items such as integration, realignment and restructuring charges, transaction costs, executive transition costs, asset impairment charges, goodwill impairment charges, valuation allowance on deferred tax assets, and gain on the sale of our EMEA staffing operations are useful to understand the Company's fiscal 2026 financial performance and increases comparability . Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods . Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance . These non - GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share . As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance . Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance . Non - GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP . Non - GAAP Measures

© 2026 Kelly Services, Inc. All rights reserved | Appendix 16

Third-Quarter 2026 Footnotes

1) Reflects the combined negative discrete impacts from reduced demand for U.S. federal government contractors in Science, Engineering & Technology ("SET") and from three large commercial customers in Enterprise Talent Management ("ETM");
2) See Reconciliation of Non-GAAP Measures included in Form 8-K dated November 5, 2026;
3) The Company transferred a subset of government customers from the ETM segment to the SET segment to better align customer relationships with specialized delivery capabilities. The 2025 and 2024 ETM and SET segment information has been recast to conform to the new structure;
4) Integration and realignment costs in Q3 2026 reflect various initiatives aimed at integrating MRP and other prior acquisitions and further aligning processes and technology across the Company and include IT-related charges of $1.9 million, fees and other costs of $1.9 million and severance of $1.3 million.

Kelly

© 2026 Kelly Services, Inc. All rights reserved | 17